Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Jan. 31, 2012
Summary Of Significant Accounting Policies [Abstract]
General

General

Wal-Mart Stores, Inc. ("Walmart" or the "Company") operates retail stores in various formats around the world, aggregated into three reportable segments: the Walmart U.S. segment; the Walmart International segment; and the Sam's Club segment. Walmart is committed to saving people money so they can live better. Walmart earns the trust of its customers everyday by providing a broad assortment of quality merchandise and services at everyday low prices ("EDLP") while fostering a culture that rewards and embraces mutual respect, integrity and diversity. EDLP is the Company's pricing philosophy under which it prices items at a low price every day so its customers trust that its prices will not change under frequent promotional activity.

Principles Of Consolidation

Principles of Consolidation

The Consolidated Financial Statements include the accounts of Walmart and its subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation. Investments in unconsolidated affiliates, which are 50% or less owned and do not meet the consolidation criteria of Topic 810 of the Financial Accounting Standards Codification ("ASC"), are accounted for using the equity method. These investments are immaterial to the Company's Consolidated Financial Statements.

The Company's operations in the United States ("U.S.") and Canada are consolidated using a January 31 fiscal year-end. The Company's operations in 12 countries in Africa, Argentina, Brazil, 5 countries in Central America, Chile, China, India, Japan, Mexico and the United Kingdom are consolidated using a December 31 fiscal year-end, generally due to statutory reporting requirements. There were no significant intervening events during January 2012 which materially affected the Consolidated Financial Statements.

Use Of Estimates

 Use of Estimates

The Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States. Those principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Management's estimates and assumptions also affect the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Cash And Cash Equivalents

Cash and Cash Equivalents

The Company considers investments with a maturity when purchased of three months or less to be cash equivalents. All credit card, debit card and electronic benefits transfer transactions that process in less than seven days are classified as cash and cash equivalents. The amounts due from banks for these transactions classified as cash totaled $1.2 billion at January 31, 2012 and 2011. In addition, cash and cash equivalents includes restricted cash primarily related to cash collateral holdings from various counterparties, as required by certain derivative and trust agreements, of $547 million and $504 million at January 31, 2012 and 2011, respectively.

The Company's cash balances are held in various locations around the world. Of the Company's $6.6 billion and $7.4 billion of cash and cash equivalents at January 31, 2012 and 2011, respectively, $5.6 billion and $7.1 billion, respectively, were held outside of the U.S. and are generally utilized to support liquidity needs in the Company's foreign operations.

The Company employs financing strategies in an effort to ensure that cash can be made available in the country in which it is needed with the minimum cost possible. The Company does not believe it will be necessary to repatriate cash and cash equivalents held outside of the U.S. and anticipates its domestic liquidity needs will be met through other funding sources (ongoing cash flows generated from operations, external borrowings, or both). Accordingly, the Company intends, with only certain limited exceptions, to continue to permanently reinvest the cash in its foreign operations. Were the Company's intention to change, most of the amounts held within the Company's foreign operations could be repatriated to the U.S., although any repatriations under current U.S. tax laws would be subject to U.S. federal income taxes, less applicable foreign tax credits. As of January 31, 2012 and 2011, approximately $768 million and $691 million, respectively, may not be freely transferable to the U.S. due to local laws or other restrictions. The Company does not expect local laws, other limitations or potential taxes on anticipated future repatriations of amounts held outside of the United States to have a material effect on its overall liquidity, financial condition or results of operations.

Receivables

Receivables

Receivables are stated at their carrying values, net of a reserve for doubtful accounts. Receivables consist primarily of amounts due from:

•	insurance companies resulting from pharmacy sales;
•	banks for customer credit card, debit card and electronic bank transfers that take in excess of seven days to process;
•	suppliers for marketing or incentive programs;
•	consumer financing programs in certain international subsidiaries; and
•	real estate transactions.

The Company establishes a reserve for doubtful accounts based on historical trends in collection of past due amounts and write-off history. The total reserve for doubtful accounts was $323 million and $252 million at January 31, 2012 and 2011, respectively.

Walmart International offers a limited amount of consumer credit products, primarily through its financial institution operations in Chile, Canada and Mexico. The balance of these receivables was $1,049 million, net of a reserve for doubtful accounts of $63 million at January 31, 2012, compared to a receivable balance of $673 million, net of a reserve for doubtful accounts of $83 million at January 31, 2011. These balances are included in receivables, net in the Company's Consolidated Balance Sheets.

Inventories

 Inventories

The Company values inventories at the lower of cost or market as determined primarily by the retail method of accounting, using the last-in, first-out ("LIFO") method for substantially all of the Walmart U.S. segment's merchandise inventories. The retail method of accounting results in inventory being valued at the lower of cost or market since permanent markdowns are currently taken as a reduction of the retail value of inventory. The Sam's Club segment's merchandise is valued based on the weighted-average cost using the LIFO method. Inventories for the Walmart International operations are primarily valued by the retail method of accounting and are stated using the first-in, first-out ("FIFO") method. At January 31, 2012 and 2011, the Company's inventories valued at LIFO approximate those inventories as if they were valued at FIFO.

Property And Equipment

Property and Equipment

Property and equipment are stated at cost. Gains or losses on disposition are recognized as earned or incurred. Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred. The following detail of property and equipment includes estimated useful lives which are generally used to depreciate the assets on a straight-line basis:

		As of January 31,
(Amounts in millions)	Estimated Useful Lives	2012	2011
Land	N/A	$23,499	$24,386
Buildings and improvements	3–40 years	84,275	79,051
Fixtures and equipment	3–25 years	39,234	38,290
Transportation equipment	3–15 years	2,682	2,595
Construction in progress	N/A	5,312	4,262

Property and equipment		$155,002	$148,584
Accumulated depreciation		(45,399)	(43,486)

Property and equipment, net		$109,603	$105,098

Leasehold improvements are depreciated over the shorter of the estimated useful life of the asset or the remaining expected lease term. Depreciation expense, including amortization of property under capital leases, for fiscal 2012, 2011 and 2010 was $8.1 billion, $7.6 billion and $7.2 billion, respectively. Interest costs capitalized on construction projects were $60 million, $63 million and $85 million in fiscal 2012, 2011 and 2010, respectively.

Long-Lived Assets

Long-Lived Assets

Long-lived assets are stated at cost. Management reviews long-lived assets for indicators of impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The evaluation is performed at the lowest level of identifiable cash flows, which is at the individual store or club level or, in certain circumstances, a market group of stores. Undiscounted cash flows expected to be generated by the related assets are estimated over the assets' useful lives based on updated projections. If the evaluation indicates that the carrying amount of the assets may not be recoverable, any potential impairment is measured based upon the fair value of the related asset or asset group as determined by an appropriate market appraisal or other valuation technique.

Goodwill And Other Acquired Intangible Assets

Goodwill and Other Acquired Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in business combinations and is allocated to the appropriate reporting unit when acquired. Other acquired intangible assets are stated at the fair value acquired as determined by a valuation technique commensurate with the intended use of the related asset. Goodwill and indefinite-lived intangible assets are not amortized; rather, they are evaluated for impairment annually during the Company's fourth fiscal quarter or whenever events or changes in circumstances indicate that the value of the asset may be impaired. Definite-lived intangible assets are considered long-lived assets and are amortized on a straight-line basis over the periods that expected economic benefits will be provided.

Goodwill is evaluated for impairment by first performing a qualitative assessment to determine whether a quantitative goodwill impairment test is necessary. If the Company determines, based on the qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the quantitative goodwill impairment test would be required. This quantitative test for goodwill impairment is performed by determining the fair value of the related reporting units. Fair value is measured based on the discounted cash flow method and relative market-based approaches. Based on the results of the qualitative assessments performed, the Company determined that the fair value of each reporting unit is more likely than not greater than the carrying amount and, as a result, quantitative analyses were not required. The Company has not recorded any impairment charges related to goodwill.

The following table reflects goodwill activity, by reportable segment, for fiscal 2012 and 2011:

(Amounts in millions)	Walmart U.S.	Walmart International	Sam's Club	Total
February 1, 2010	$207	$15,606	$313	$16,126
Currency translation and other	—	605	—	605
Acquisitions	32	—	—	32

January 31, 2011	239	16,211	313	16,763
Currency translation and other	—	(535)	—	(535)
Acquisitions	200	4,223	—	4,423

January 31, 2012	$439	$19,899	$313	$20,651

In April 2011 and June 2011, the Company completed acquisitions of 147 Netto stores from Dansk Supermarked in the United Kingdom and a 51% ownership in Massmart, a South African retailer, respectively. In these transactions, the Company acquired approximately $748 million and $3.5 billion in goodwill, respectively. Refer to Note 14 for more information on the Company's acquisitions.

Indefinite-lived intangible assets are included in other assets and deferred charges in the Company's Consolidated Balance Sheets. These assets are evaluated for impairment based on their fair values using valuation techniques which are updated annually based on the most recent variables and assumptions. There were no impairment charges related to indefinite-lived intangible assets recorded during fiscal 2012, 2011 and 2010.

Self-Insurance Reserves

Self-Insurance Reserves

The Company uses a combination of insurance, self-insured retention and self-insurance for a number of risks, including, but not limited to, workers' compensation, general liability, vehicle liability, property and the Company's obligation for employee-related health care benefits. Liabilities relating to these claims associated with these risks are estimated by considering historical claims experience, including frequency, severity, demographic factors, and other actuarial assumptions, including incurred but not reported claims. In estimating its liability for such claims, the Company periodically analyzes its historical trends, including loss development, and applies appropriate loss development factors to the incurred costs associated with the claims. The Company also maintains stop-loss insurance coverage for workers' compensation and general liability of $5 million and $15 million, respectively, per occurrence to limit exposure to certain risks. See Note 6 for more information.

Income Taxes

Income Taxes

Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized.

The Company records a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The Company records interest and penalties related to unrecognized tax benefits in interest expense and operating, selling, general and administrative expenses, respectively, in the Company's Consolidated Statements of Income.

Revenue Recognition

Revenue Recognition

Sales

The Company recognizes sales revenue net of sales taxes and estimated sales returns at the time it sells merchandise to the customer.

Shopping Cards

Customer purchases of shopping cards are not recognized as revenue until the card is redeemed and the customer purchases merchandise using the shopping card. Shopping cards in the U.S. do not carry an expiration date and, therefore, customers and members can redeem their shopping cards for merchandise indefinitely. Shopping cards in certain foreign countries where the Company does business may have expiration dates. A certain amount of shopping cards, both with and without expiration dates, will not be redeemed. The Company estimates unredeemed shopping cards and recognizes revenue for these amounts over shopping card historical usage periods based on historical redemption rates. The Company periodically reviews and updates its estimates of usage periods and redemption rates.

Financial and Other Services

The Company recognizes revenue from financial and other service transactions at the time the service is performed. Generally, revenue from services is classified as a component of net sales in the Company's Consolidated Statements of Income.

Membership Fee

The Company recognizes membership fee revenue both in the United States and internationally over the term of the membership, which is 12 months. The following table summarizes membership fee activity for fiscal 2012, 2011 and 2010.

	Fiscal Years Ended January 31,
(Amounts in millions)	2012	2011	2010
Deferred membership fee revenue, beginning of year	$542	$532	$541
Cash received from members	1,111	1,074	1,048
Membership fee revenue recognized	(1,094)	(1,064)	(1,057)

Deferred membership fee revenue, end of year	$559	$542	$532

Membership fee revenue is included in membership and other income in the Company's Consolidated Statements of Income. The deferred membership fee is included in accrued liabilities in the Company's Consolidated Balance Sheets.

Cost Of Sales

Cost of Sales

Cost of sales includes actual product cost, the cost of transportation to the Company's warehouses, stores and clubs from suppliers, the cost of transportation from the Company's warehouses to the stores, clubs and customers and the cost of warehousing for its Sam's Club segment and import distribution centers.

Payments From Suppliers

Payments from Suppliers

Walmart receives consideration from suppliers for various programs, primarily volume incentives, warehouse allowances and reimbursements for specific programs such as markdowns, margin protection, advertising and supplier-specific fixtures. Substantially all payments from suppliers are accounted for as a reduction of cost of sales and are recognized in the Company's Consolidated Statements of Income when the related inventory is sold.

Operating, Selling, General And Administrative Expenses

Operating, Selling, General and Administrative Expenses

Operating, selling, general and administrative expenses include all operating costs of the Company, except cost of sales, as described above. As a result, the majority of the cost of warehousing and occupancy for the Walmart U.S. and Walmart International segments' distribution facilities is included in operating, selling, general and administrative expenses. Because the Company does not include most of the cost of its Walmart U.S. and Walmart International segments' distribution facilities in cost of sales, its gross profit and gross profit as a percentage of net sales ("gross profit margin") may not be comparable to those of other retailers that may include all costs related to their distribution facilities in cost of sales and in the calculation of gross profit.

Advertising Costs

Advertising Costs

Advertising costs are expensed as incurred and were $2.3 billion, $2.5 billion and $2.4 billion in fiscal 2012, 2011 and 2010, respectively. Advertising costs consist primarily of print, television and digital advertisements and are recorded in operating, selling, general and administrative expenses in the Company's Consolidated Statements of Income. Advertising reimbursements received from suppliers are generally accounted for as a reduction of cost of sales and recognized in the Company's Consolidated Statements of Income when the related inventory is sold. When advertising reimbursements are directly related to specific advertising activities and meet the criteria in ASC Topic 605, they are recognized as a reduction of advertising expenses in operating, selling, general and administrative expenses.

Leases

Leases

The Company estimates the expected term of a lease by assuming the exercise of renewal options where an economic penalty exists that would preclude the abandonment of the lease at the end of the initial non-cancelable term and the exercise of such renewal is at the sole discretion of the Company. The expected term is used in the determination of whether a store or club lease is a capital or operating lease and in the calculation of straight-line rent expense. Additionally, the useful life of leasehold improvements is limited by the expected lease term or the economic life of the asset, whichever is shorter. If significant expenditures are made for leasehold improvements late in the expected term of a lease and renewal is reasonably assured, the useful life of the leasehold improvement is limited to the end of the renewal period or economic life of the asset, whichever is shorter.

Rent abatements and escalations are considered in the calculation of minimum lease payments in the Company's capital lease tests and in determining straight-line rent expense for operating leases.

Pre-Opening Costs

Pre-Opening Costs

The costs of start-up activities, including organization costs, related to new store openings, store remodels, expansions and relocations are expensed as incurred and included in operating, selling, general and administrative expenses in the Company's Consolidated Statements of Income. Pre-opening costs totaled $308 million, $320 million and $227 million for the fiscal years ended January 31, 2012, 2011 and 2010, respectively.

Currency Translation

Currency Translation

The assets and liabilities of all international subsidiaries are translated from the respective local currency to the U.S. dollar using exchange rates at the balance sheet date. Related translation adjustments are recorded as a component of accumulated other comprehensive income (loss). The income statements of international subsidiaries are translated from the respective local currencies to the U.S. dollar using average exchange rates for the period covered by the income statements.

Reclassifications

Reclassifications

Certain reclassifications have been made to prior fiscal year amounts or balances to conform to the presentation in the current fiscal year. These reclassifications did not impact consolidated operating income or net income. Additionally, certain segment asset and expense allocations have been reclassified among segments in the current period. See Note 15 for further detail.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In 2011, the Financial Accounting Standards Board ("FASB") issued two Accounting Standards Updates ("ASU") which amend guidance for the presentation of comprehensive income. The amended guidance requires an entity to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive statements. The current option to report other comprehensive income and its components in the statement of shareholders' equity will be eliminated. Although the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under existing guidance. These ASUs are effective for the Company in the first quarter of fiscal 2013 and retrospective application will be required. These ASUs will change the Company's financial statement presentation of comprehensive income but will not impact the Company's net income, financial position or cash flows.

In 2011, the FASB issued an ASU, which is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The ASU also expands upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The ASU is effective for the Company in the first quarter of fiscal 2013, with early adoption permitted. The Company early adopted the provisions of the ASU in fiscal 2012 for its fiscal 2012 goodwill impairment test.